MFS(R) New Discovery Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of the fund is set forth below.

Portfolio Manager                  Primary Role            Since     Title and Five Year History
Thomas H. Wetherald              Portfolio Manager         2004      Vice President of MFS;  employed in the investment
                                                                     management  area  of  MFS  since  2002.  Portfolio
                                                                     manager and  research  analyst at Manning & Napier
                                                                     Advisors from 1996 to 2002.


                   The date of this Supplement is May 1, 2005.